Exhibit 99.2
THE SCOTTS MIRACLE-GRO COMPANY
Condensed Consolidated Statements of Operations (4)
(In millions, except per share data)
(Unaudited)

		Three Months Ended			Six Months Ended
	Footnotes	March 28, 2026	March 29, 2025	% Change	March 28, 2026	March 29, 2025	% Change
Net sales		$1,459.5	$1,389.7	5%	$1,814.0	$1,756.3	3%
Cost of sales		849.0	842.3		1,113.5	1,119.0
Cost of sales—impairment, restructuring and other		—	5.3		1.3	6.7
Gross margin		610.5	542.1	13%	699.2	630.6	11%
% of sales		41.8%	39.0%		38.5%	35.9%
Operating expenses:
Selling, general and administrative		199.2	177.8	12%	305.1	291.3	5%
Impairment, restructuring and other		2.2	10.4		3.9	27.0
Other expense, net		7.3	4.2		10.2	8.4
Income from operations		401.8	349.7	15%	380.0	303.9	25%
% of sales		27.5%	25.2%		20.9%	17.3%
Equity in loss of unconsolidated affiliates		4.5	5.9		17.6	15.8
Interest expense		31.3	36.6		58.5	70.5
Other non-operating expense, net		1.1	1.2		2.3	2.5
Income from continuing operations before income taxes		364.9	306.0	19%	301.6	215.1	40%
Income tax expense from continuing operations		101.6	85.3		86.0	60.4
Net income from continuing operations		263.3	220.7	19%	215.6	154.7	39%
Loss from discontinued operations, net of tax		(24.7)	(3.2)		(102.0)	(6.7)
Net income		$238.6	$217.5	10%	$113.6	$148.0	(23)%

Basic net income (loss) per common share:	(1)
Continuing operations		$4.53	$3.83	18%	$3.72	$2.69	38%
Discontinued operations		(0.42)	(0.05)		(1.76)	(0.12)
Basic net income per common share		$4.11	$3.78		$1.96	$2.57

Diluted net income (loss) per common share:	(2)
Continuing operations		$4.46	$3.78	18%	$3.65	$2.64	38%
Discontinued operations		(0.42)	(0.06)		(1.72)	(0.11)
Diluted net income per common share		$4.04	$3.72		$1.93	$2.53

Common shares used in basic net income (loss) per share calculation		58.1	57.6	1%	58.0	57.5	1%
Common shares and potential common shares used in diluted net income (loss) per share calculation		59.1	58.4	1%	59.0	58.6	1%

Non-GAAP results:
Adjusted net income from continuing operations	(3)	$267.8	$233.7	15%	$223.3	$183.5	22%
Adjusted diluted net income per common share from continuing operations	(2) (3)	$4.53	$4.00	13%	$3.78	$3.13	21%
Adjusted EBITDA	(3)	$437.4	$401.6	9%	$440.2	$402.5	9%
Note: See accompanying footnotes.

THE SCOTTS MIRACLE-GRO COMPANY
Segment Results (4)
(In millions)
(Unaudited)
As a result of the classification of the Hawthorne business as a discontinued operation, the Company’s reportable segments for fiscal 2026 differ from those used in prior periods. The prior period amounts have been reclassified to reflect the removal of Hawthorne as a reportable segment and from results of continuing operations. U.S. Consumer consists of the Company’s consumer lawn and garden business in the United States. Other primarily consists of the Company’s consumer lawn and garden business in Canada. Corporate consists of general and administrative expenses and certain other income and expense items not allocated to the Company’s operating segments.
Segment performance is evaluated based on several factors, including income (loss) before income taxes, amortization, impairment, restructuring and other charges (“Segment Profit (Loss)”), which is a non-GAAP financial measure. The Company believes this measure is indicative of performance trends and the overall earnings potential of each segment.
The following tables present segment financial information for the periods indicated:

	Three Months Ended			Six Months Ended
	March 28, 2026	March 29, 2025	% Change	March 28, 2026	March 29, 2025	% Change
Net Sales:
U.S. Consumer reportable segment	$1,377.0	$1,311.5	5%	$1,705.5	$1,652.4	3%
Other	82.5	78.2	5%	108.5	103.9	4%
Consolidated	$1,459.5	$1,389.7	5%	$1,814.0	$1,756.3	3%

Segment Profit (Loss) (Non-GAAP):
U.S. Consumer reportable segment	$437.3	$392.1	12%	$446.3	$402.0	11%

Other	12.1	9.0	34%	10.2	6.0	70%
Corporate	(44.7)	(35.0)		(70.0)	(69.0)
Intangible asset amortization	(0.7)	(0.7)		(1.3)	(1.4)
Impairment, restructuring and other	(2.2)	(15.7)		(5.2)	(33.7)
Equity in loss of unconsolidated affiliates	(4.5)	(5.9)		(17.6)	(15.8)
Interest expense	(31.3)	(36.6)		(58.5)	(70.5)
Other non-operating expense, net	(1.1)	(1.2)		(2.3)	(2.5)
Income from continuing operations before income taxes (GAAP)	$364.9	$306.0	19%	$301.6	$215.1	40%

THE SCOTTS MIRACLE-GRO COMPANY
Condensed Consolidated Balance Sheets (4)
(In millions)
(Unaudited)

	March 28, 2026	March 29, 2025	September 30, 2025

ASSETS
Current assets:
Cash and cash equivalents	$6.2	$8.7	$32.8
Accounts receivable, net	766.7	767.8	160.8
Inventories	696.0	709.6	542.7
Current assets held for sale	28.5	118.0	84.8
Prepaid and other current assets	124.5	124.5	119.2
Total current assets	1,621.9	1,728.6	940.3
Investment in unconsolidated affiliates	36.0	40.6	53.6
Property, plant and equipment, net	627.4	571.3	607.6
Goodwill	243.9	243.9	243.9
Intangible assets, net	350.9	353.0	352.0
Noncurrent assets held for sale	—	103.7	91.9
Other assets	531.9	495.6	452.7
Total assets	$3,412.0	$3,536.7	$2,742.0
LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Current portion of debt	$279.4	$54.6	$57.2
Accounts payable	385.8	382.6	221.4
Current liabilities held for sale	29.1	36.7	24.3
Other current liabilities	581.3	538.6	436.8
Total current liabilities	1,275.6	1,012.5	739.7
Long-term debt	2,068.4	2,493.2	2,049.2
Noncurrent liabilities held for sale	—	3.8	9.6
Other liabilities	354.5	317.3	301.0
Total liabilities	3,698.5	3,826.8	3,099.5
Equity (deficit)	(286.5)	(290.1)	(357.5)
Total liabilities and equity (deficit)	$3,412.0	$3,536.7	$2,742.0

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items (3)(4)
(In millions, except per share data)
(Unaudited)

	Three Months Ended March 28, 2026			Three Months Ended March 29, 2025
	As Reported (GAAP)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)	As Reported (GAAP)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Gross margin	$610.5	$—	$610.5	$542.1	$(5.3)	$547.4
Gross margin as a % of sales	41.8%		41.8%	39.0%		39.4%
Income from operations	401.8	(2.2)	404.0	349.7	(15.7)	365.4
Income from operations as a % of sales	27.5%		27.7%	25.2%		26.3%
Income from continuing operations before income taxes	364.9	(2.2)	367.1	306.0	(15.7)	321.6
Income tax expense from continuing operations	101.6	2.4	99.2	85.3	(2.7)	88.0
Net income from continuing operations	263.3	(4.5)	267.8	220.7	(12.9)	233.7
Diluted net income per common share from continuing operations	4.46	(0.08)	4.53	3.78	(0.22)	4.00

Calculation of Adjusted EBITDA (3):	Three Months Ended March 28, 2026	Three Months Ended March 29, 2025
Net income (GAAP)	$238.6	$217.5
Income tax expense from continuing operations	101.6	85.3
Loss from discontinued operations, net of tax	24.7	3.2
Interest expense	31.3	36.6
Depreciation	15.4	14.7
Amortization	0.7	0.7
Impairment, restructuring and other	2.2	15.7
Equity in loss of unconsolidated affiliates	4.5	5.9
Interest income	(0.1)	—
Share-based compensation expense	18.5	22.0
Adjusted EBITDA (Non-GAAP)	$437.4	$401.6

Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Reconciliation of Non-GAAP Disclosure Items (3)(4)
(In millions, except per share data)
(Unaudited)

	Six Months Ended March 28, 2026			Six Months Ended March 29, 2025
	As Reported (GAAP)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)	As Reported (GAAP)	Impairment, Restructuring and Other	Adjusted (Non- GAAP)
Gross margin	$699.2	$(1.3)	$700.5	$630.6	$(6.7)	$637.3
Gross margin as a % of sales	38.5%		38.6%	35.9%		36.3%
Income from operations	380.0	(5.2)	385.3	303.9	(33.7)	337.6
Income from operations as a % of sales	20.9%		21.2%	17.3%		19.2%
Income from continuing operations before income taxes	301.6	(5.2)	306.9	215.1	(33.7)	248.7
Income tax expense from continuing operations	86.0	2.5	83.6	60.4	(4.8)	65.3
Net income from continuing operations	215.6	(7.7)	223.3	154.7	(28.9)	183.5
Diluted net income per common share from continuing operations	3.65	(0.13)	3.78	2.64	(0.49)	3.13

Calculation of Adjusted EBITDA (3):	Six Months Ended March 28, 2026	Six Months Ended March 29, 2025
Net income (GAAP)	$113.6	$148.0
Income tax expense from continuing operations	86.0	60.4
Loss from discontinued operations, net of tax	102.0	6.7
Interest expense	58.5	70.5
Depreciation	30.5	29.4
Amortization	1.3	1.4
Impairment, restructuring and other	5.2	33.7
Equity in loss of unconsolidated affiliates	17.6	15.8
Interest income	(0.1)	—
Share-based compensation expense	25.6	36.6
Adjusted EBITDA (Non-GAAP)	$440.2	$402.5

Note: See accompanying footnotes.
The sum of the components may not equal due to rounding.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Preceding Financial Statements

(1)Basic net income (loss) per common share amounts are calculated by dividing net income (loss) from continuing operations and discontinued operations by the weighted average number of common shares outstanding during the period.

(2)Diluted net income (loss) per common share amounts are calculated by dividing net income (loss) from continuing operations and discontinued operations by the weighted average number of common shares, plus all potential dilutive securities (common stock options, performance shares, performance units, restricted stock and restricted stock units) outstanding during the period.

(3)Reconciliation of Non-GAAP Measures

Use of Non-GAAP Measures

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses non-GAAP financial measures. The reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are shown in the tables above. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for or superior to, financial measures reported in accordance with GAAP. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all the items associated with the operations of the business as determined in accordance with GAAP. Other companies may calculate similarly titled non-GAAP financial measures differently than the Company, limiting the usefulness of those measures for comparative purposes.

In addition to GAAP measures, management uses these non-GAAP financial measures to evaluate the Company’s performance, engage in financial and operational planning, determine incentive compensation and monitor compliance with the financial covenants contained in the Company’s borrowing agreements because it believes that these non-GAAP financial measures provide additional perspective on and, in some circumstances are more closely correlated to, the performance of the Company’s underlying, ongoing business.

Management believes that these non-GAAP financial measures are useful to investors in their assessment of operating performance and the valuation of the Company. In addition, these non-GAAP financial measures address questions routinely received from analysts and investors and, in order to ensure that all investors have access to the same data, management has determined that it is appropriate to make this data available to all investors. Non-GAAP financial measures exclude the impact of certain items (as further described below) and provide supplemental information regarding operating performance. By disclosing these non-GAAP financial measures, management intends to provide investors with a supplemental comparison of operating results and trends for the periods presented. Management believes these non-GAAP financial measures are also useful to investors as such measures allow investors to evaluate performance using the same metrics that management uses to evaluate past performance and prospects for future performance. Management views free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.

Exclusions from Non-GAAP Financial Measures

Non-GAAP financial measures reflect adjustments based on the following items:

•Impairments, which are excluded because they do not occur in or reflect the ordinary course of the Company’s ongoing business operations and their exclusion results in a metric that provides supplemental information about the sustainability of operating performance.
•Restructuring and employee severance costs, which include charges for discrete projects or transactions that fundamentally change the Company’s operations and are excluded because they are not part of the ongoing operations of its underlying business, which includes normal levels of reinvestment in the business.
•Costs related to refinancing, which are excluded because they do not typically occur in the normal course of business and may obscure analysis of trends and financial performance. Additionally, the amount and frequency of these types of charges is not consistent and is significantly impacted by the timing and size of debt financing transactions.
•Discontinued operations and other unusual items, which include costs or gains related to discrete projects or transactions and are excluded because they are not comparable from one period to the next and are not part of the ongoing operations of the Company’s underlying business.

The tax effect for each of the items listed above is determined using the tax rate and other tax attributes applicable to the item and the jurisdiction(s) in which the item is recorded.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Preceding Financial Statements

Definitions of Non-GAAP Financial Measures

The reconciliations of non-GAAP disclosure items include the following financial measures that are not calculated in accordance with GAAP:

Adjusted gross margin: Gross margin excluding impairment, restructuring and other charges / recoveries.
Adjusted income (loss) from operations: Income (loss) from operations excluding impairment, restructuring and other charges / recoveries.
Adjusted income (loss) from continuing operations before income taxes: Income (loss) from continuing operations before income taxes excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items.
Adjusted income tax expense (benefit) from continuing operations: Income tax expense (benefit) from continuing operations excluding the tax effect of impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items.
Adjusted net income (loss) from continuing operations: Net income (loss) from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items, each net of tax.
Adjusted diluted net income (loss) per common share from continuing operations: Diluted net income (loss) per common share from continuing operations excluding impairment, restructuring and other charges / recoveries, costs related to refinancing and certain other non-operating income / expense items, each net of tax.
Adjusted EBITDA: Net income (loss) before interest, taxes, depreciation and amortization as well as certain other items such as discontinued operations, the impact of the cumulative effect of changes in accounting, costs associated with debt refinancing and other non-recurring or non-cash items affecting net income (loss). A form of Adjusted EBITDA is used in agreements governing the Company’s outstanding indebtedness for debt covenant compliance purposes. Adjusted EBITDA as used in those agreements includes additional adjustments to the Adjusted EBITDA presented in the reconciliations above which may decrease or increase Adjusted EBITDA for purposes of the Company’s financial covenants.

For the three and six months ended March 28, 2026, the following items were adjusted, in accordance with the definitions above, to arrive at the non-GAAP financial measures:

•Loss from discontinued operations, net of tax, associated with the Hawthorne business was $24.7 million and $102.0 million for the three and six months ended March 28, 2026, respectively. During the three and six months ended March 28, 2026, the Company incurred pre-tax charges of $29.6 million and $134.4 million, respectively, related to valuation adjustments to recognize the carrying amount of the Hawthorne business at fair value less estimated costs to sell.

For the three and six months ended March 29, 2025, the following items were adjusted, in accordance with the definitions above, to arrive at the non-GAAP financial measures:

•During the three and six months ended March 29, 2025, the Company incurred employee and executive severance charges of $3.0 million in the “Cost of sales—impairment, restructuring and other” line in the Condensed Consolidated Statements of Operations and $5.4 million and $14.9 million, respectively, in the “Impairment, restructuring and other” line in the Condensed Consolidated Statements of Operations.
•During the three and six months ended March 29, 2025, the Company incurred a non-cash loss of $0.0 million and $7.0 million, respectively, in the “Impairment, restructuring and other” line in the Condensed Consolidated Statements of Operations related to the exchange of its convertible debt investment in RIV Capital Inc. for non-voting exchangeable shares of FLUENT Corp. (formerly Cansortium Inc.).
•During fiscal 2022, the Company began implementing a series of Company-wide organizational changes and initiatives intended to create operational and management-level efficiencies. As part of this restructuring initiative, the Company reduced the size of the supply chain network, reduced staffing levels and implemented other cost-reduction initiatives. During the three and six months ended March 29, 2025, the Company incurred costs of $2.3 million and $3.7 million, respectively, in the “Cost of sales—impairment, restructuring and other” line in the Condensed Consolidated Statements of Operations associated with this restructuring initiative.

THE SCOTTS MIRACLE-GRO COMPANY
Footnotes to Preceding Financial Statements

Forward Looking Non-GAAP Measures
In this release, the Company presents certain forward-looking non-GAAP measures. The Company does not provide outlook on a GAAP basis because changes in the items that the Company excludes from GAAP to calculate the comparable non-GAAP measure, described above, can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of the Company’s routine operating activities. Additionally, due to their unpredictability, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on a GAAP outlook without unreasonable efforts. The occurrence, timing and amount of any of the items excluded from GAAP to calculate non-GAAP could significantly impact the Company’s GAAP results. As a result, the Company does not provide a reconciliation of forward-looking non-GAAP measures to GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K.

(4)During the three months ended December 27, 2025, the Company determined that the Hawthorne business met the criteria to be classified as held for sale, and classified the related assets and liabilities as held for sale on the Condensed Consolidated Balance Sheets for all periods presented. Effective in its first quarter of fiscal 2026, the Company classified its results of operations for all periods presented to reflect the Hawthorne business as a discontinued operation.